EXHIBIT 21
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                                                            December 31, 1994
                   OGDEN CORPORATION - U.S. SUBSIDIARIES
                (See Attachment A for foreign subsidiaries)

                                                       PERCENT    DOMESTIC
COMPANY                                                OWNERSHIP   STATE

Ogden Corporation                                                 Delaware

  Ogden Management Services, Inc.                         100     Delaware
    OFS Equity of Babylon, Inc.                           100     New York
    OFS Equity of Huntington, Inc.                        100     New York

  Ogden Services Corporation                              100     Delaware

    Ogden Environmental and Energy Services Co., Inc.     100     Delaware
      Analytical Technologies, Inc.                       100     Delaware
      G A Technical Services, Inc.                        100     Tennessee
      Multiple Dynamics Corporation                       100     Michigan
      Ogden Environmental and Energy Services
            Co., Inc. of Ohio                             100     Ohio
      Ogden Environmental & Engineering Services
            Co., Inc.                                     100     N. Carolina
      Ogden Environmental Services Alaska Co., Inc.       100     Delaware
      Ogden Power Corporation                             100     Delaware
        Geothermal, Inc.                                  100     Virginia
        Imperial Power Services, Inc.                     100     California
        New Martinsville Hydro Operations Corporation     100     W. Virginia
        Ogden Brandywine Operations, Inc.                 100     Delaware
        Ogden Geothermal Operations, Inc.                 100     Delaware
        Ogden Hydro Operations, Inc.                      100     Tennessee
        Ogden Oil & Gas, Inc.                             100     Delaware
        Ogden Power Equity Corporation                    100     Delaware
          Catalyst New Martinsville Hydroelectric
                Corporation                               100     Delaware
          ERC Energy, Inc.                                100     Delaware
          Ogden Heber Field Energy, Inc.                  100     Delaware
          Ogden Hydro Energy, Inc.                        100     Delaware
        Ogden Power International Holdings, Inc.          100     Delaware
        Ogden SIGC Energy, Inc.                           100     Delaware
          AMOR 14 Corporation                             100     Delaware
        Ogden SIGC Energy II, Inc.                        100     California
        Ogden SIGC Geothermal Operations, Inc.            100     California
      Ogden Remediation Services Co., Inc.                100     Florida

    Ogden Entertainment Services, Inc.                    100     Delaware
      Doggie Diner, Inc.                                  100     Delaware
      Offshore Food Service, Inc.                         100     Louisiana
        Gulf Coast Catering Company, Inc.                 100     Louisiana
      Ogden Allied Maintenance Corporation of New England 100     Mass.
      Ogden Allied Security Services, Inc.                100     Delaware
      Ogden American Food Services, Inc.                  100     Ohio
      Ogden Aviation Food Services, Inc.                  100     Delaware
        Ogden Aviation Food Services (ALC), Inc.          100     New York
      Ogden-Burtco Services, Inc.                         100     Washington
        Alpine Food Products, Inc.                        100     Washington
        Ogden Facility Management of Alaska, Inc.         100     Alaska
Ogden Corporation                                                 Page 2
  Ogden Services Corporation

    Ogden Entertainment Services, Inc. (con't.)
      Ogden Entertainment Services of Indiana, Inc.       100     Delaware
      Ogden Facility Management Corporation               100     New York
      Ogden Facility Management Corporation of Anaheim    100     California
      Ogden Facility Management Corporation of California 100     California
      Ogden Facility Management Corporation of Iowa       100     Iowa
      Ogden Facility Management Corporation of Pensacola  100     Florida
      Ogden Food Service Corporation                      100     Delaware
        Ogden Confection Corporation                      100     Delaware
      Ogden Food Service Corporation of Connecticut       100     Connecticut
      Ogden Food Service Corporation of Indiana           100     Indiana
      Ogden Food Service Corporation of Kansas            100     Kansas
      Ogden Food Service Corporation of Miami, Inc.       100     Florida
      Ogden Food Service Corporation of Milwaukee         100     Wisconsin
      Ogden Food Service Corporation of Texas             100     Texas
      Ogden Food Service Corporation of Wisconsin         100     Wisconsin
      Ogden Leisure, Inc.                                 100     Delaware
        Ogden Fairmount, Inc.                             100     Delaware
        WDRA, Inc.                                        100     W. Virginia
      Ogden Leisure Services of New York, Inc.            100     New York

    ERC International Inc.                                100     Delaware
      Ogden Communications, Inc.                          100     Delaware
      Ogden Government Services Corporation               100     Virginia
        DK Associates, Inc.                               100     Delaware
        ERC Field Services Corporation                    100     Virginia
        Logistics Operations, Inc.                        100     Virginia
        Ogden BioServices Corporation                     100     Virginia
        Ogden Professional Services Southwest, Inc.       100     Delaware
      InterCAD Corporation                                100     Maryland
      W. J. Schafer Associates, Inc.                      100     Mass.
        Laser Corporation of America                       49.92  Mass.
          Laser Royalties, Inc.                           100     Delaware
        Lawrence Associates, Inc.                         100     Delaware

    Ogden Facility Services, Inc.                         100     Delaware

    Ogden Industrial Services, Inc.                       100     Delaware
      OGDEN CISCO, INC.                                   100     Delaware

    Ogden Allied Maintenance Corporation                  100     New York
      Atlantic Design Company, Inc.                       100     New York
        Atlantic Design Technicals, Inc.                  100     New Jersey
        Lenzar Electro-Optics, Inc.                       100     Delaware
      Hawaiian Building Maintenance Company, Limited      100     Hawaii
      Ogden Allied Building & Airport Services Inc.       100     Delaware
      Ogden Allied Building Service Corporation           100     Delaware
      Ogden Allied Commercial Cleaning Systems
              Corporation                                 100     California
      Ogden Allied Eastern States Maintenance
              Corporation                                 100     Delaware
        Ogden/ERC Aviation Technology Services, Inc.      100     Delaware
        Ogden Range Services, Inc.                        100     Delaware
      Ogden Allied Maintenance Company of Hawaii, Inc.    100     Hawaii

Ogden Corporation                                                 Page 3
  Ogden Services Corporation

    Ogden Allied Maintenance Corporation (con't.)
      Ogden Allied Maintenance Corporation of
          Pennsylvania                                    100     Delaware
      Ogden Allied Maintenance Corporation of Texas       100     Texas
      Ogden Allied Payroll Services, Inc.                 100     New York
      Ogden Allied Service Agency Corporation             100     Delaware
      Ogden Allied Window Cleaning Company, Inc.          100     New York
      Ogden Aviation Distributing Corp.                   100     New York
      Ogden Aviation Fueling Company, Inc.                100     Delaware
      Ogden Aviation Fueling Company of Atlanta, Inc.     100     Georgia
      Ogden Aviation Fueling Company of Houston, Inc.     100     Texas
      Ogden Aviation Fueling Company of St. Louis, Inc.   100     Delaware
      Ogden Aviation Fueling Company of Texas, Inc.       100     Texas
      Ogden Aviation Fueling Company of Virginia, Inc.    100     Delaware
      Ogden Aviation Service Company of Colorado, Inc.    100     Colorado
      Ogden Aviation Service Company of Hawaii, Inc.      100     Hawaii
      Ogden Aviation Service Company of Kansas City, Inc. 100     Missouri
      Ogden Aviation Service Company of New Jersey, Inc.  100     New Jersey
      Ogden Aviation Service Company of New York, Inc.    100     New York
        Ogden Ground Services, Inc.                       100     Delaware
          ARA Sunset Airport Systems, Inc.                100     California
          Kenworthy Air Freight Services, Inc.            100     Indiana
      Ogden Aviation Service Company of
              Pennsylvania, Inc.                          100     Penn.
      Ogden Aviation Service Company of Texas, Inc.       100     Delaware
      Ogden Aviation Service Company of Washington, Inc.  100     Delaware
      Ogden Aviation Service International Corporation    100     New York
        Ogden Aviation, Inc.                              100     Delaware
        Ogden Aviation Security Services of Indiana, Inc. 100     Indiana
        Ogden Central and South America, Inc.             100     Delaware
        Ogden Pacific Services, Inc.                      100     Delaware
      Ogden Aviation Terminal Services, Inc.              100     Mass.
      Ogden CISCO Maintenance, Inc.                       100     Delaware
      Ogden Consolidated Aviation Services of
              Houston, Inc.                               100     Texas
      Ogden New York Services, Inc.                       100     New York
      Ogden Pipeline Services Corporation                 100     Delaware
      Ogden Plant Maintenance Company, Inc.               100     New Jersey
      Ogden Plant Maintenance Company of Missouri         100     Missouri
      Ogden Plant Maintenance Company of North Carolina   100     N. Carolina
      Ogden Support Services, Inc.                        100     Delaware
      Tridon Supply Company, Inc.                         100     New York

    Ogden International Europe Inc.                       100     Delaware

    Ogden Resource Recovery Support Services, Inc.        100     Delaware
      Ogden Plant Services of New Jersey, Inc.            100     New Jersey

    Ogden Allied Abatement & Decontamination
              Service, Inc.                               100     New York

  Ogden Projects, Inc.                                    100     Delaware
    (See Attachment B for subsidiaries)

Ogden Corporation (con't.)                                        Page 4

  Ogden Financial Services, Inc.                          100     Delaware
    B D C Liquidating Corp.                               100     Delaware
      Bouldin Development Corp.                           100     California
      Ogden Bulk Systems Company, Inc.                     90     New York
    BiE Leasing Company                                   100     Delaware
    Greenway Insurance Company of Vermont                 100     Vermont
    International Terminal Operating Co., Inc.             50     Delaware
    OFS Equity of Delaware, Inc.                          100     Delaware
      OFS Equity of Alexandria/Arlington, Inc.            100     Virginia
      OFS Equity of Indianapolis, Inc.                    100     Indiana
      OFS Equity of Stanislaus, Inc.                      100     California
    Ogden Allied Financial Services Corporation           100     Delaware
      Ogden Allied Maintenance Securities, Inc.           100     Delaware
        Denver Fuel Facilities Corporation                100     Colorado
        Kansas City International Fueling
            Facilities Corporation                        100     Missouri
        LaGuardia Fuel Facilities Corporation             100     New York
        Lambert Field Fueling Facilities Corporation      100     Delaware
        Love Field Fueling Facilities Corporation         100     Texas
        Newark Automotive Fuel Facilities Corporation     100     New Jersey
        Ogden Allied Facilities, Inc.                     100     New York
        Philadelphia Fuel Facilities Corporation          100     Penn.

  Rototest Laboratories, Inc.                              91     California
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                               ATTACHMENT A                       12/31/94
                 OGDEN CORPORATION - FOREIGN SUBSIDIARIES

                                                        PERCENT   DOMESTIC
COMPANY                                                OWNERSHIP  COUNTRY

Ogden Corporation

  Ogden Projects, Inc.                                    100     DE/U.S.A.

    Ogden Martin Systems, Inc.                            100     DE/U.S.A.
      Ogden Martin Systems, Ltd.                          100     Ontario
        Ogden Martin Systems of Nova Scotia, Ltd.         100     Nova Scotia
    Ogden Projects Asia Pacific Limited                    50     Hong Kong
    (50% held by Ogden Power Systems, Inc.)
    Ogden Projects GmbH                                   100     Germany
    Ogden Projects Holdings, Inc.                         100     DE/U.S.A.
      Ogden Projects (U.K.) Limited                       100     U.K.
        Ogden Projects (Birmingham) Limited               100     U.K.
    Ogden Waste Treatment Services, Inc.                  100     DE/U.S.A.
    Ogden Environmental Services Limited                  100     Canada
    OPI Quezon, Inc.                                      100     Delaware
      Ogden Quezon Power, Inc.                             75     Cayman
                                                                  Islands
    Projets Ogden Quebec Inc.                             100     Quebec

  Ogden Services Corporation                              100     DE/U.S.A.

    Ogden Aviation Services Limited                       100     U.K.
      Ogden Aviation Engineering Limited                  100     U.K.
      Ogden Entertainment Services (UK) Ltd.              100     U.K.
      SkyCare Cargo Limited                               100     U.K.
        SkyCare Limited                                   100     U.K.
        Air Cargo Enterprises Limited                      50     U.K.

    Ogden International Europe Inc.                       100     DE/U.S.A.
      Ogden Holdings B.V.                                 100     Netherlands
        Compania General de Sondeos CGS, S.A.             100     Spain
        Czech-Ogden Airhandling s.r.o.                     50     Czech Rep.
        Ogden Aviation Holdings (Deutschland) GmbH        100     Germany
          Ogden Allied Services GmbH                      100     Germany
          Ogden Aviation Services GmbH & Co. KG           100     Germany
          Ogden Services GmbH, Gesellschaft fur Kultur-,
              Medien- und Veranstaltungsmanagement        100     Germany
          Ogden Tegel Verwaltungs GmbH                    100     Germany
            Tegel Aircraft Handling GmbH                  100     Germany
          Verwaltung Ogden Aviation Services GmbH         100     Germany
        Ogden Aviation (Schiphol) B.V.                    100     Netherlands
          Ogden Cargo B.V.                                100     Netherlands
        Ogden Aviation Services Portugal, SA              100     Portugal
        Ogden Aviation Spain S.A.                         100     Spain

    Ogden Environmental and Energy Services Co., Inc.     100     DE/U.S.A.
      IEA of Japan Company Ltd.                            50     Japan
      Ogden umwelt und energie systeme GmbH               100     Germany
        IEAL energie consult GmbH                         100     Germany
          IEAL energie + umwelt consult, Berlin           100     Germany
      Olmec Insurance, Ltd.                               100     Bermuda

                                                                  Page 2

Ogden Corporation
  Ogden Serivces Corporation (con't)
    Ogden Entertainment Services, Inc.                    100     DE/U.S.A.
      Ogden Entertainment Services (Canada) Inc. -
         Services de Divertissements Ogden (Canada) Inc.  100     Canada
        Fortier Associates International, Inc.            100     Canada
        The Ogden Northmount Evergreen Group Limited      100     Canada
        Ogden Palladium Services (Canada) Inc.            100     Canada
      Ogden Entertainment Services de Mexico,
          S.A. de C.V.                                    100     Mexico
      Servicios de Alimentos Bebidas Especializados,
          S.A. de CV                                       51     Mexico

    Ogden Allied Maintenance Corporation                  100     NY/U.S.A.

      Ogden Allied Eastern States Maintenance Corporation 100     DE/U.S.A.
        Ogden Servicios de Seguridad, S.A.                100     Costa Rica
        Ogden Agencia de Seguridad, S.A.                  100     Panama

      Ogden Aviation Service International Corporation    100     NY/U.S.A.
        Ogden Aviation Services (NZ) Limited              100     New Zealand
        Ogden Aviation Services (Venezuela), S.A.         100     Venezuela
          Servicios de Despachos Garcia, C.A.             100     Venezuela
        Ogden & Talma Aviation Services of Peru S.A.       54     Peru
      Ogden Central and South America, Inc.               100     Delaware
        Ogden Aviation Services (Chile) Limitada           99     Chile
          (1% held by Ogden Pacific Services Inc.)
          Aviation Services Leader S.A.                    80     Chile
        Ogden Aviation Services (Panama) Corp.             85     Panama
          Ogden Ground Services of Panama Corp.            75     Panama
        Ogden do Brazil Participacoes S/C Ltda.           100     Brazil
          Ogden Hellen's International Ltda.               60     Brazil
          Ogden - Servicos de Atendimento Aeroterrestre
              Ltda. ("SERVAIR")                           100     Brazil
          Ogden Alimentos Comercio e Servicoes Ltda.      100     Brazil
        Ogden Ground Services, Inc.                       100     Virgin
             (St. Thomas)                                         Islands
        Ogden Servair Servicios Aeroportuarios, S.A.       50     Mexico
        Servicios Especializados Para la Industria del
              Transporte, S.A.                             94.9   Mexico
        SEITSA Leasing, S.A. de C.V.                       94.9   Mexico
      Ogden Pacific Services, Inc.                        100     DE/USA
        Ogden Aviation Services (Australia) Pty. Ltd.     100     Australia
      Ogden Aviation Service Company of New York, Inc.    100     NY/U.S.A.
        Ogden Ground Services, Inc.                       100     DE/U.S.A.
          Ogden Saint Maarten Ground Services, N.V.       100     Netherlands
                                                                  Antilles
          Ogden/Air Aruba Ground Services N.V.             49     Aruba
      Allied Aviation Service Company of Newfoundland,
              Ltd.                                        100     Canada

Ogden Corporation (con't.)
  Ogden Services Corporation (con't.)
    Ogden Allied Maintenance Corporation (con't.)
      Ogden Services of Canada Inc.                       100     Canada
        Cafas Inc.                                        100     Canada
          Airconsol Aviation Services Ltd. -
              Les Services D'Aviation Airconsol Limitee   100     Canada
            Ogden Ground Services (Canada) Ltd.           100     Canada
              Aircraft Services Ltd.                      100     Canada
        Consolidated Aviation Fueling and Services
              (Pacific) Limited                           100     Canada
        Consolidated Aviation Fueling of Toronto Limited  100     Ontario
        Consolidated Aviation Services of Alberta Limited 100     Canada
        Consolidated Plant Maintenance Ltd.               100     Ontario
        Consolidated Plant Maintenance of Alberta Limited 100     Canada
        Ogden Allied Security Services Inc. -
               Services de Securite Ogden Allied Inc.     100     Canada
        Ogden Allied Services Inc. -
               Services Ogden Allied Inc.                 100     Canada
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                               ATTACHMENT B                       12/31/94
                 OGDEN PROJECTS, INC. - U.S. SUBSIDIARIES
                (See Attachment A for foreign subsidiaries)

                                                        PERCENT   DOMESTIC
COMPANY                                                OWNERSHIP   STATE

Ogden Projects, Inc.                                      100     Delaware
  Ogden Energy Resource Corp.                             100     Delaware
  Ogden Land Management, Inc.                             100     Delaware
    Ogden Land Management of Warren, Inc.                 100     New Jersey
    Ogden Projects, of Campo, Inc.                        100     California
  Ogden Projects of Haverhill, Inc.                       100     Mass.
  Ogden Projects of Lawrence, Inc.                        100     Mass.
  Ogden Power Systems, Inc.                               100     Delaware
    Ogden Power Systems 7, Inc.                           100     Delaware
  Ogden Projects Americas, Inc.                           100     Delaware
  Ogden Projects Holdings, Inc.                           100     Delaware
  Ogden Wallingford Associates, Inc.                      100     Connecticut
  OPW Associates, Inc.                                    100     Connecticut
  OPWH, Inc.                                              100     Delaware
  Ogden Martin Systems, Inc.                              100     Delaware
    Grey Acre Development Corporation                     100     Mass.
    Ogden Engineering Services, Inc.                      100     New Jersey
    Ogden Marion Land Corp.                               100     Oregon
    Ogden Martin Systems of Alexandria/Arlington, Inc.    100     Virginia
    OMS Equity of Alexandria/Arlington, Inc.              100     Virginia
    Ogden Martin Systems of Babylon, Inc.                 100     New York
    Ogden Martin Systems of Bristol, Inc.                 100     Connecticut
    Ogden Martin Systems of Clark, Inc.                   100     Ohio
    OMSC One, Inc.                                        100     Delaware
    OMSC Two, Inc.                                        100     Delaware
    OMSC Three, Inc.                                      100     Delaware
    OMSC Four, Inc.                                       100     Delaware
    Ogden Martin Systems of Dakota, Inc.                  100     Minnesota
    Ogden Martin Systems of Eastern/Central
          Connecticut, Inc.                               100     Connecticut
    Ogden Martin Systems of Fairfax, Inc.                 100     Virginia
    Ogden Martin Systems of Ford Heights, Inc.            100     Illinois
    Ogden Martin Systems of Haverhill, Inc.               100     Mass.
      Haverhill Power, Inc.                               100     Mass.
      LMI, Inc.                                           100     Mass.
      Ogden Omega Lease, Inc.                             100     Delaware
    Ogden Haverhill Properties, Inc.                      100     Mass.
    Ogden Martn Systems of Hillsborough, Inc.             100     Florida
    Ogden Martin Systems of Hudson, Inc.                  100     New Jersey
    Ogden Martin Systems of Huntington, Inc.              100     New York
    Ogden Martin Systems of Huntington
        Resource Recovery One Corp.                       100     Delaware
    Ogden Martin Systems of Huntington
        Resource Recovery Two Corp.                       100     Delaware
    Ogden Martin Systems of Huntington
        Resource Recovery Three Corp.                     100     Delaware
    Ogden Martin Systems of Huntington
        Resource Recovery Four Corp.                      100     Delaware
    Ogden Martin Systems of Huntington
        Resource Recovery Five Corp.                      100     Delaware

Ogden Projects, Inc.
  Ogden Martin Systems, Inc. (con't.)
    Ogden Martin Systems of Huntington
        Resource Recovery Six Corp.                       100     Delaware
    Ogden Martin Systems of Huntington
        Resource Recovery Seven Corp.                     100     Delaware
    Ogden Martin Systems of Huntsville, Inc.              100     Alabama
    Ogden Martin Systems of Indianapolis, Inc.            100     Indiana
    Ogden Martin Systems of Kent, Inc.                    100     Michigan
    Ogden Martin Systems of Knox, Inc.                    100     Tennessee
    NRG/Recovery Group, Inc.                              100     Florida
    Ogden Martin Systems of Lancaster, Inc.               100     Penn.
    Ogden Martin Systems of Lawrence, Inc.                100     Mass.
    Ogden Martin Systems of Lee, Inc.                     100     Florida
    Ogden Martin Systems of Long Island, Inc.             100     Delaware
    Ogden Martin Systems of L.A., Inc.                    100     Delaware
    Ogden Martin Systems of Marion, Inc.                  100     Oregon
    Ogden Martin Systems of Mercer, Inc.                  100     New Jersey
    Ogden Martn Systems of Montgomery, Inc.               100     Maryland
    Ogden Martin Systems of Morris, Inc.                  100     New Jersey
    Ogden Martin Systems of North Carolina, Inc.          100     N. Carolina
    Ogden Martin Systems of Oakland, Inc.                 100     Michigan
    Ogden Martin Systems of Onondaga, Inc.                100     New York
    Ogden Martin Systems of Onondaga Two Corp.            100     Delaware
    Ogden Martin Systems of Onondaga Three Corp.          100     Delaware
    Ogden Martin Systems of Onondaga Four Corp.           100     Delaware
    Ogden Martin Systems of Onondaga Five Corp.           100     Delaware
    OMS Onondaga Operations, Inc.                         100     Delaware
    Ogden Martin Systems of Pasco, Inc.                   100     Florida
    Ogden Martin Systems of Rhode Island, Inc.            100     R.I.
    Ogden Martin Systems of San Bernardino, Inc.          100     California
    Ogden Martin Systems of San Diego, Inc.               100     California
    Ogden Martin Systems of Stanislaus, Inc.              100     California
    OMS Equity of Stanislaus, Inc.                        100     California
    Ogden Martin Systems of Tulsa, Inc.                   100     Oklahoma
    Ogden Martin Systems of Union, Inc.                   100     New Jersey
  Ogden Recycling Systems, Inc.                           100     Delaware
    Ogden Recycling Systems of Chicago, Inc.              100     Illinois
    Ogden Recycling Systems of Fairfax, Inc.              100     Virginia
    Ogden Recycling Systems of Indianapolis, Inc.         100     Indiana
  Ogden Waste Treatment Services, Inc.                    100     Delaware
    Ogden Environmental Services of Houston, Inc.         100     Texas
      American Envirotech,Inc.                            100     Texas
    Stockton Soil Treatment Facility, Inc.                100     California
  Ogden Water Holdings, Inc.                              100     Delaware
    Ogden Water Systems, Inc.                             100     Delaware
    Ogden Water Systems of Jerusalem, Inc.                100     Delaware
    Ogden Water Systems of Lee County, Inc.               100     Florida
  OPI Quezon, Inc.                                        100     Delaware
  RRS Holdings Inc.                                       100     Delaware
    Michigan Waste Energy Recovery, Inc.                  100     Delaware
    Oahu Waste Energy Recovery, Inc.                      100     California
    Ogden Projects of Hawaii, Inc.                        100     Hawaii
    Resource Recovery Systems of Connecticut, Inc.        100     Connecticut
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